Index to Financial Statements

Independent Auditors’ Report to the Shareholders of Seawind Energy Limited	1
Consolidated Profit and Loss Account	4
Consolidated Balance Sheet	5
Company Balance Sheet	6
Notes to the Financial Statements	7

Registered number: 5230954

SEAWIND ENERGY LIMITED

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 MARCH 2010

CONTENTS

REPORT TO THE SHAREHOLDERS OF SEAWIND ENERGY LIMITED GROUP

The accompanying consolidated financial statements for the year ended 31 March 2010 have been prepared from the individual Company financial statements of Seawind Energy Limited and its subsidiary Seawind Services Limited.

The financial statements have been prepared in accordance with Generally Accepted Accounting Principles in the United Kingdom and are stated in GB Pounds. Consolidated Financial statements have not previously been produced as they are not required to comply with Generally Accepted Accounting Principles in the United Kingdom. The following auditors reports were issued in relation to the individual company accounts on the dates specified:

INDEPENDENT AUDITORS' REPORT TO THE SHAREHOLDERS OF SEAWIND ENERGY LIMITED

We have audited the financial statements of Seawind Energy Limited for the year ended 31 March 2010, set out on pages 5 to 10. The financial reporting framework that has been applied in their preparation is applicable law and the Financial Reporting Standard for Smaller Entities (effective April 2008) (United Kingdom Generally Accepted Accounting Practice applicable to Smaller Entities).

This report is made solely to the company's members, as a body, in accordance with Chapter 3 of Part 16 of the Companies Act 2006. Our audit work has been undertaken so that we might state to the company's members those matters we are required to state to them in an Auditors' report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the company and the company's members as a body, for our audit work, for this report, or for the opinions we have formed.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS

As explained more fully in the Statement of directors' responsibilities, the directors are responsible for the preparation of the financial statements and for being satisfied that they give a true and fair view. Our responsibility is to audit the financial statements in accordance with applicable law and International Standards on Auditing (UK and Ireland). Those standards require us to comply with the Auditing Practices Board's Ethical Standards for Auditors.

SCOPE OF THE AUDIT OF THE FINANCIAL STATEMENTS

An audit involves obtaining evidence about the amounts and disclosures in the financial statements sufficient to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or error. This includes an assessment of: whether the accounting policies are appropriate to the company's circumstances and have been consistently applied and adequately disclosed; the reasonableness of significant accounting estimates made by the directors; and the overall presentation of the financial statements.

OPINION ON FINANCIAL STATEMENTS

In our opinion the financial statements:

- *give a true and fair view of the state of the company's affairs as at 31 March 2010 and of its loss for the year then ended;*
- *have been properly prepared in accordance with United Kingdom Generally Accepted Accounting Practice applicable to Smaller Entities; and*
- *have been prepared in accordance with the requirements of the Companies Act 2006.*

OPINION ON OTHER MATTER PRESCRIBED BY THE COMPANIES ACT 2006

In our opinion the information given in the Directors' report for the financial year for which the financial statements are prepared is consistent with the financial statements.

REPORT TO THE SHAREHOLDERS OF SEAWIND ENERGY LIMITED GROUP

MATTERS ON WHICH WE ARE REQUIRED TO REPORT BY EXCEPTION

We have nothing to report in respect of the following matters where the Companies Act 2006 requires us to report to you if, in our opinion:

- *adequate accounting records have not been kept, or returns adequate for our audit have not been received from branches not visited by us; or*
- *the financial statements are not in agreement with the accounting records and returns; or*
- *certain disclosures of directors' remuneration specified by law are not made; or*
- *we have not received all the information and explanations we require for our audit; or*
- *the directors were not entitled to prepare the financial statements and the Directors' report in accordance with the small companies regime.*

Charles Thomson FCA (Senior Statutory Auditor)
for and on behalf of
BISHOP FLEMING
Chartered Accountants
Statutory Auditors
Cobourg House
Mayflower Street
Plymouth
PL1 1LG

29 March 2011

INDEPENDENT AUDITORS' REPORT TO THE SHAREHOLDERS OF SEAWIND SERVICES LIMITED

We have audited the financial statements of Seawind Services Limited for the year ended 31 March 2010, set out on pages 5 to 12. The financial reporting framework that has been applied in their preparation is applicable law and the Financial Reporting Standard for Smaller Entities (effective April 2008) (United Kingdom Generally Accepted Accounting Practice applicable to Smaller Entities).

This report is made solely to the company's members, as a body, in accordance with Chapter 3 of Part 16 of the Companies Act 2006. Our audit work has been undertaken so that we might state to the company's members those matters we are required to state to them in an auditors' report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the company and the company's members as a body, for our audit work, for this report, or for the opinions we have formed.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS

As explained more fully in the statement of directors' responsibilities, the directors are responsible for the preparation of the financial statements and for being satisfied that they give a true and fair view. Our responsibility is to audit the financial statements in accordance with applicable law and International Standards on Auditing (UK and Ireland). Those standards require us to comply with the Auditing Practices Board's Ethical Standards for Auditors.

SCOPE OF THE AUDIT OF THE FINANCIAL STATEMENTS

An audit involves obtaining evidence about the amounts and disclosures in the financial statements sufficient to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or error. This includes an assessment of: whether the accounting policies are appropriate to the company's circumstances and have been consistently applied and adequately disclosed; the reasonableness of significant accounting estimates made by the directors; and the overall presentation of the financial statements.

REPORT TO THE SHAREHOLDERS OF SEAWIND ENERGY LIMITED GROUP

OPINION ON FINANCIAL STATEMENTS

In our opinion the financial statements:

- *give a true and fair view of the state of the company's affairs as at 31 March 2010 and of its profit for the year then ended;*
- *have been properly prepared in accordance with United Kingdom Generally Accepted Accounting Practice applicable to Smaller Entities; and*
- *have been prepared in accordance with the requirements of the Companies Act 2006.*

OPINION ON OTHER MATTER PRESCRIBED BY THE COMPANIES ACT 2006

In our opinion the information given in the directors' report for the financial year for which the financial statements are prepared is consistent with the financial statements.

MATTERS ON WHICH WE ARE REQUIRED TO REPORT BY EXCEPTION

We have nothing to report in respect of the following matters where the Companies Act 2006 requires us to report to you if, in our opinion:

- *adequate accounting records have not been kept, or returns adequate for our audit have not been received from branches not visited by us; or*
- *the financial statements are not in agreement with the accounting records and returns; or*
- *certain disclosures of directors' remuneration specified by law are not made; or*
- *we have not received all the information and explanations we require for our audit; or*
- *the directors were not entitled to prepare the financial statements in accordance with the small companies regime and take advantage of the small companies' exemption in preparing the directors' report.*

Charles Thomson FCA (Senior statutory auditor)
for and on behalf of
Bishop Fleming
Chartered Accountants
Registered Auditors
Cobourg House
Mayflower Street
Plymouth
PL1 1LG

29 March 2011

COMPARISON TO GENERALLY ACCEPTED ACCOUNTING PRACTICE IN THE UNITED STATES

The company's financial statements have been prepared in accordance with Generally Accepted Accounting Principles in the United Kingdom. We believe that there are no material adjustments required to these reported figures to fairly present them in accordance with Generally Accepted Accounting Practices in the United States.

Bishop Fleming

Bishop Fleming
Chartered Accountants
Registered Auditors
Cobourg House
Mayflower Street
Plymouth
PL1 1LG

Date: 13 May 2011

SEAWIND ENERGY LIMITED

CONSOLIDATED PROFIT AND LOSS ACCOUNT
FOR THE YEAR ENDED 31 MARCH 2010

	Note	2010 £	2009 £
TURNOVER	1	**5,392,996**	8,691,124
Cost of sales		**(4,814,524)**	(8,330,291)
GROSS PROFIT	2	**578,472**	360,833
Distribution costs		**(1,623)**	(26,652)
Administrative expenses		**(538,888)**	(274,678)
OPERATING PROFIT	2	**37,961**	59,503
Interest receivable and similar income		**-**	668
PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION		**37,961**	60,171
Tax on profit on ordinary activities	3	**(8,131)**	27,663
PROFIT FOR THE FINANCIAL YEAR		**29,830**	87,834

The notes on pages 7 to 12 form part of these financial statements.

SEAWIND ENERGY LIMITED
REGISTERED NUMBER: 5230954

CONSOLIDATED BALANCE SHEET
AS AT 31 MARCH 2010

	Note	£	2010 £	£	2009 £
FIXED ASSETS					
Tangible assets	4		**706**		-
CURRENT ASSETS					
Stocks		**141,270**		-	
Debtors	6	**1,102,469**		2,217,686	
Cash at bank		**636,610**		1,497,312	
		1,880,349		3,714,998	
CREDITORS: amounts falling due within one year	7	**(1,574,653)**		(3,438,624)	
NET CURRENT ASSETS			**305,696**		276,374
TOTAL ASSETS LESS CURRENT LIABILITIES			**306,402**		276,374
PROVISIONS FOR LIABILITIES					
Deferred tax	8		**(198)**		-
NET ASSETS			**306,204**		276,374
CAPITAL AND RESERVES					
Called up share capital	9		**1,000**		1,000
Profit and loss account	10		**305,204**		275,374
SHAREHOLDERS' FUNDS			**306,204**		276,374

The have been prepared in accordance with the special provisions relating to companies subject to the small companies regime within Part 15 of the Companies Act 2006 and in accordance with the Financial Reporting Standard for Smaller Entities (effective April 2008).

The notes on pages 7 to 12 form part of these financial statements.

COMPANY BALANCE SHEET
AS AT 31 MARCH 2010

	Note	£	2010 £	£	2009 £
FIXED ASSETS					
Investments	5		**100**		100
CURRENT ASSETS					
Debtors	6	**148,433**		152,440	
CREDITORS: amounts falling due within one year	7	**(243,448)**		(191,685)	
NET CURRENT LIABILITIES			**(95,015)**		(39,245)
TOTAL ASSETS LESS CURRENT LIABILITIES			**(94,915)**		(39,145)
CAPITAL AND RESERVES					
Called up share capital	9		**1,000**		1,000
Profit and loss account	10		**(95,915)**		(40,145)
SHAREHOLDERS' DEFICIT			**(94,915)**		(39,145)

The have been prepared in accordance with the special provisions relating to companies subject to the small companies regime within Part 15 of the Companies Act 2006 and in accordance with the Financial Reporting Standard for Smaller Entities (effective April 2008).

The notes on pages 7 to 12 form part of these financial statements.

1. ACCOUNTING POLICIES

1.1 BASIS OF PREPARATION OF FINANCIAL STATEMENTS

The financial statements have been prepared under the historical cost convention and in accordance with the Financial Reporting Standard for Smaller Entities (effective April 2008).

1.2 BASIS OF CONSOLIDATION

The financial statements consolidate the accounts of Seawind Energy Limited and all of its subsidiary undertakings ('subsidiaries').

The parent and ultimate holding company of Seawind Energy Limited is Ecoserve Limited. Ecoserve Limited is under the control of Mr T P G Adams and Mr J R Wilson and is based in Turks and Caicos Islands. No financial statements of this company are available and the financial statements of Ecoserve Limited are not therefore included in these consolidated financial statements.

The company has taken advantage of the exemption contained within 408 of the Companies Act 2006 not to present its own Profit and loss Account.

The profit and loss account for the year dealt with in the accounts of the company was £-55,770 (2009: £746).

1.3 TURNOVER

Turnover comprises revenue recognised by the company in respect of goods and services supplied, exclusive of Value Added Tax and trade discounts.

In respect of the long-term contracts and contracts for on-going services, turnover represents the value of work done in the year, including estimates of amounts not invoiced. Turnover in respect of long-term contracts and contracts for on-going services is recognised by reference to the stage of completion.

1.4 TANGIBLE FIXED ASSETS AND DEPRECIATION

Tangible fixed assets are stated at cost less depreciation. Depreciation is provided at rates calculated to write off the cost of fixed assets, less their estimated residual value, over their expected useful lives on the following bases:

Office equipment	-	3 years straight line

1.5 INVESTMENTS

Investments in subsidiaries are valued at cost less provision for impairment.

2. OPERATING PROFIT

The operating profit is stated after charging:

	2010 £	2009 £
Depreciation of tangible fixed assets:		
- owned by the group	**353**	-
Auditors' remuneration	**3,763**	3,763

During the year, no director received any emoluments (2009: £NIL).

Auditors fees for the company were £1,763 (2009: £1,763)

3. TAXATION

	2010 £	2009 £
ANALYSIS OF TAX CHARGE/(CREDIT) IN THE YEAR		
CURRENT TAX		
UK corporation tax charge on profit for the year	**7,933**	13,368
Adjustments in respect of prior periods	**-**	(41,031)
TOTAL CURRENT TAX	**7,933**	(27,663)
DEFERRED TAX (see note 8)		
Origination and reversal of timing differences	**198**	-
TAX ON PROFIT ON ORDINARY ACTIVITIES	**8,131**	(27,663)

4. TANGIBLE FIXED ASSETS

	Office equipment £
GROUP	
COST	
Additions	**1,059**
At 31 March 2010	**1,059**
DEPRECIATION	
Charge for the year	**353**
At 31 March 2010	**353**
NET BOOK VALUE	
At 31 March 2010	**706**

5. FIXED ASSET INVESTMENTS

	Investments in subsidiary companies £
COMPANY	
COST OR VALUATION	
At 1 April 2009 and 31 March 2010	**100**
NET BOOK VALUE	
At 31 March 2010	**100**
At 31 March 2009	100

Details of the principal subsidiaries can be found under note number 12.

6. DEBTORS

	GROUP		COMPANY	
	2010 £	2009 £	**2010 £**	2009 £
Trade debtors	**212,631**	292,278	**-**	-
Amounts owed by related companies	**425,507**	1,591,922	**31,084**	31,084
Other debtors	**220,058**	205,149	**116,349**	120,356
Called up share capital not paid	**1,000**	1,000	**1,000**	1,000
Tax recoverable	**243,273**	127,337	**-**	-
	1,102,469	2,217,686	**148,433**	152,440

7. CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

	GROUP		COMPANY	
	2010 £	2009 £	**2010 £**	2009 £
Trade creditors	**301,718**	46,732	**-**	-
Amounts owed to group undertakings	**65,980**	605,300	**125,345**	125,345
Amounts owed to related companies	**917,341**	2,052,489	**66,303**	62,815
Corporation tax	**7,521**	18,854	**-**	-
Other creditors	**282,093**	715,249	**51,800**	3,525
	1,574,653	3,438,624	**243,448**	191,685

8. DEFERRED TAXATION

	GROUP		COMPANY	
	2010 £	2009 £	2010 £	2009 £
At beginning of year	-	-	-	-
Charge for the year	198	-	-	-
At end of year	198	-	-	-

The provision for deferred taxation is made up as follows:

	GROUP		COMPANY	
	2010 £	2009 £	2010 £	2009 £
Accelerated capital allowances	198	-	-	-

9. SHARE CAPITAL

	2010 £	2009 £
ALLOTTED, CALLED UP AND PARTLY PAID		
1,000 Ordinary share capital shares of £1 each	1,000	1,000

10. RESERVES

GROUP	Profit and loss account £
At 1 April 2009	275,374
Profit for the year	29,830
At 31 March 2010	305,204

COMPANY	Profit and loss account £
At 1 April 2009	(40,145)
Loss for the year	(55,770)
At 31 March 2010	(95,915)

11. RELATED PARTY TRANSACTIONS

The sub-group is part of the Ecoserve Group. Ecoserve Limited (a company based in Hong Kong) is the parent and ultimate holding company of Seawind Energy Limited. Seawind Services Limited is a 100% subsidary of Seawind Energy Limited.

The company was previously under the control of Enerserve Limited (a Turks & Caicos company). In December 2009 the shares of Seawind Energy Limited were transferred to Ecoserve Limited, however the ultimate controlling parties being Mr T Adams and Mr J R Wilson have remained the same.

As Seawind Energy Limited has prepared consolidated accounts which include the transactions and balances of Seawind Services Limited, its 100% subsidiary, the company has taken advantage of the exemption contained in FRS8 not to disclose transactions or balances with entities which form part of the group within this note. Transactions and balances with Enerserve Limited, the ultimate parent company, are not consolidated and hence are separately disclosed.

Mr T P G Adams and Mr J R Wilson, directors, also control the companies within the Seawind International Ltd Group. Seawind International Limited has three subsidaries; Seawind Marine Limited, Seawind Marine Services Limited and Financial Card Solutions Limited.

Seawind Sudamerica Limitada is a Limited Liability Partnership under the control of Mr T P G Adams.

In August 2009 Waterooled Limited, a company based in the UK, was incorporated. This company is under the control of Mr T P G Adams.

The items disclosed below represent transactions and balances during the year with related companies and Enerserve Limited.

During the year the group made the following sales:

	2010	2009
	£	£
Seawind Sudamerica Limitada	**611,407**	-
Seawind Marine Services Limited	**-**	1,187
Seawind Marine Limited	**-**	569

During the year the group made the following purchases:

	2010	2009
	£	£
Seawind Marine Limited	**152,800**	76,135
Seawind International Limited	**568,000**	928,208
Enerserve Limited	**855,524**	7,322,778

Management fees were charged from Seawind International Limited to Seawind Services Limited of £360,000 (2009: £300,000) for the year and from Seawind Marine Limited to Seawind Services Limited of £120,000 (2009: £nil). Insurance recharges of £36,000 were also charged from Seawind Marine Limited to the company.

At the year end the following amounts were owed to the group by related companies:

	2010	2009
	£	£
Seawind International Limited	**31,084**	31,084
Seawind Marine Limited	**393,753**	1,560,168
Seawind Marine Services Limited	**670**	670

During the year the company made the following purchases:

	2010	2009
	£	£
Seawind Marine Limited	**3,488**	100
Enerserve Limited	**50,000**	-

At the year end the following amounts were owed by the group to related companies:

	2010	2009
	£	£
Seawind Marine Limited	**66,303**	62,815
Seawind International Limited	**614,236**	1,699,610
Seawind Sudamerica Limitada	**185,870**	290,065
Enerserve Limited	**65,980**	605,300
Watercooled Limited	**50,933**	-

At the year end the following amounts were owed to the company by related companies:

	2010	2009
	£	£
Seawind International Limited	**31,084**	31,084

At the year end the following amounts were owed by the company to related companies:

	2010	2009
	£	£
Seawind Marine Limited	**66,303**	62,815

12. PRINCIPAL SUBSIDIARIES

Company name	Country	Percentage Shareholding
Seawind Services Limited	UK	100